Exhibit 24.1 Powers of Attorney of The CIT Group Securitization Corporation III

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP SECURITIZATION CORPORATION III (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Post Effective Amendment on Form S-3 (the "Registration Statement" (with respect to Registration Statement No. 333-64529) in connection with the registration of certain certificates to be issued by a trust to be formed by the Corporation, under said Act, which certificates may be issued in an aggregate principal amount of up to $1,058,576,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $1,058,576,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints THOMAS B. HALLMAN, RON G. ARRINGTON AND FRANK GARCIA his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 30th day of December, 2002.

                            /s/ Thomas B. Hallman
                     --------------------------------------
                     Name: Thomas B. Hallman
                     Title: President and Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP SECURITIZATION CORPORATION III (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Post Effective Amendment on Form S-3 (the "Registration Statement" (with respect to Registration Statement No. 333-64529) in connection with the registration of certain certificates to be issued by a trust to be formed by the Corporation, under said Act, which certificates may be issued in an aggregate principal amount of up to $1,058,576,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $1,058,576,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints THOMAS B. HALLMAN, RON G. ARRINGTON AND FRANK GARCIA his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 30th day of December, 2002.

                             /s/ Ron G. Arrington
                     --------------------------------------
                     Name: Ron G. Arrington
                     Title: Senior Vice President and
                            Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP SECURITIZATION CORPORATION III (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Post Effective Amendment on Form S-3 (the "Registration Statement" (with respect to Registration Statement No. 333-64529) in connection with the registration of certain certificates to be issued by a trust to be formed by the Corporation, under said Act, which certificates may be issued in an aggregate principal amount of up to $1,058,576,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $1,058,576,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints THOMAS B. HALLMAN, RON G. ARRINGTON AND FRANK GARCIA his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 30th day of December, 2002.

                             /s/ Orlando Figueroa
                     --------------------------------------
                     Name: Orlando Figueroa
                     Title: Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP SECURITIZATION CORPORATION III (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), a Post Effective Amendment on Form S-3 (the "Registration Statement" (with respect to Registration Statement No. 333-64529) in connection with the registration of certain certificates to be issued by a trust to be formed by the Corporation, under said Act, which certificates may be issued in an aggregate principal amount of up to $1,058,576,000, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $1,058,576,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints THOMAS B. HALLMAN, RON G. ARRINGTON AND FRANK GARCIA his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 30th day of December, 2002.

                               /s/ Frank Garcia
                     --------------------------------------
                     Name: Frank Garcia
                     Title: Vice President